                                  EXHIBIT 99(b)

      Chief Executive Officer Certification Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of First Southern Bancshares, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission (the "Report"), I, B. Jack Johnson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.




                                       /s/ B. Jack Johnson
                                       --------------------------------------
                                       B. Jack Johnson
                                       President and Chief Executive Officer

Date: April 15, 2003




A signed original of this written statement required by Section 906 has been provided to First Southern Bancshares, Inc. and will be retained by First Southern Bancshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.